Organization and Basis of Presentation	12 Months Ended
Dec. 31, 2018
Accounting Policies [Abstract]
Organization and Basis of Presentation

1. Organization and Basis of Presentation

Mirum Pharmaceuticals, Inc. (the “Company”) was incorporated in the State of Delaware on May 2, 2018, and is headquartered in Foster City, California. The Company is a biopharmaceutical company focused on the development and commercialization of a late-stage pipeline of novel therapies for debilitating liver diseases. The Company’s pipeline consists of two clinical-stage product candidates, maralixibat and volixibat, with mechanisms of action that have potential utility across a wide range of orphan liver diseases. The Company commenced operations in November 2018.

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, Mirum Pharmaceuticals AG. All intercompany balances and transactions among the consolidated entity have been eliminated in consolidation.

In July 2019, the Company effected a 1-for-8 reverse stock split of its common stock. The par value and the authorized number of shares of the common stock were not adjusted as a result of the reverse stock split. The reverse stock split resulted in an adjustment to the Series A Preferred Stock conversion price to reflect a proportional decrease in the number of shares of common stock to be issued upon conversion. The accompanying consolidated financial statements and notes to the consolidated financial statements give retroactive effect to the reverse stock split for all periods presented.

Liquidity and Capital Resources

The Company has a limited operating history, has incurred significant operating losses since its inception and the revenue and income potential of the Company’s business and market are unproven. As of December 31, 2018, the Company had an accumulated deficit of $17.3 million. Since its inception, the Company has funded its operations primarily through equity financings. The Company raised net proceeds of $59.8 million in 2018 through an equity financing involving the sale of the Company’s Series A redeemable convertible preferred stock (the “Series A Preferred Stock”). Due to the Company’s continuing research and development activities, the Company expects to continue to incur net losses into the foreseeable future and may never become profitable. As a result, the Company will need to raise capital through public or private equity or debt financings, government or other third-party funding, collaborations, strategic alliances and licensing arrangements or a combination of these. Successful transition to attaining profitable operations is dependent upon achieving a level of revenues adequate to support the Company’s cost structure.

Management believes that the Company has sufficient working capital on hand to fund operations through at least the next twelve months from the date these consolidated financial statements were available to be issued. There can be no assurance that the Company will be successful in acquiring additional funding, that the Company’s projections of its future working capital needs will prove accurate, or that any additional funding would be sufficient to continue operations in future years. If the Company is not able to secure adequate additional funding, the Company may be forced to make reductions in spending, extend payment terms with suppliers, liquidate assets where possible, and/or suspend or curtail planned programs. Any of these actions could materially harm the Company’s business, results of operations, and future prospects.